                     SECURITIES  AND  EXCHANGE  COMMISSION
                            WASHINGTON, D.C.  20549

                          ___________________________


                                   FORM  8-K

                                 CURRENT REPORT
                       PURSUANT TO SECTION 13 OR 15(d) OF
                      THE SECURITIES EXCHANGE ACT OF 1934

                          ___________________________


Date of Report (Date of earliest event reported):   November 17, 1995


                      UNION TEXAS PETROLEUM HOLDINGS, INC.
             (Exact name of Registrant as specified in its charter)


        Delaware                  1-9019                    76-0040040
        (State or other           (Commission           (I.R.S. Employer
        jurisdiction              File Number)         Identification No.)
        of incorporation)


                1330 Post Oak Boulevard, Houston, Texas   77056
         (Address of principal executive offices)           (Zip Code)

       Registrant's telephone number, including area code  (713) 623-6544





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Item 5.  OTHER EVENTS.

    -------------

         The information set forth in the press releases of the registrant dated October 24, 1995, and November 16, 1995, each of which is filed as an exhibit hereto, is incorporated herein by reference.

         The following subsidiaries of Union Texas Petroleum Holdings, Inc. (the "Company") have been discharged and released from their guarantee obligations under the Company's three unsecured credit facilities: Union Texas East Kalimantan Limited, Union Texas Petroleum Energy Corporation, Union Texas International Corporation, Union Texas Products Corporation, and Unistar, Inc. (the "Guarantors"). Accordingly, such Guarantors have also been discharged and released from their guarantee obligations with respect to the Company's obligations under its outstanding 8.25% Senior Notes due 1999, 8 3/8% Senior Notes due 2005 and 8 1/2% Notes due 2007.

         The Company has filed with the Securities and Exchange Commission a shelf registration statement covering up to $100 million aggregate principal amount of debt securities. The Company intends to use the net proceeds from sales of such securities for general corporate purposes, which may include repayment of outstanding indebtedness. In connection with the shelf registration, the Company has commenced an ongoing $100 million medium-term notes ("MTNs") program to which the Company may from time to time issue notes with maturities from nine months to thirty years or more from the date of issue and on terms to be determined at the time of sale. On November 17, 1995, the Company issued $30 million aggregate principal amount of seven-year senior MTNs bearing interest at 6.7% per annum under the shelf registration statement.





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Item 7.  Financial Statements and Exhibits.

    ----------------

         (c) Exhibits:

Number           Description
------           -----------

4.1 Supplement dated November 7, 1995 to Indenture dated as of November 15, 1992, for 8.25% Senior Notes due 1999, between Union Texas Petroleum Holdings, Inc., the Subsidiaries named therein and State Street Bank and Trust Company.

4.2 Supplement dated November 7, 1995 to Indenture dated as of March 15, 1995, for Senior Debt Securities between Union Texas Petroleum Holdings, Inc., the Subsidiaries named therein and The First National Bank of Chicago.

10.1 Fifth Amendment Agreement dated as of November 3, 1995, to the Amended and Restated Credit Agreement dated as of May 13, 1994, as amended, among Union Texas Petroleum Holdings, Inc., the Banks and Co- Agents listed therein, and NationsBank of Texas, N.A., as Agent.

10.2 Second Amendment Agreement dated as of November 3, 1995, to the Credit Agreement dated as of April 24, 1995, as amended, among Union Texas Petroleum Holdings, Inc., the Banks and Co-Agents listed therein, and NationsBank of Texas, N.A., as Agent.

10.3 First Amendment Agreement dated as of November 3, 1995, to the Credit Agreement dated as of June 30, 1995, among Union Texas Petroleum Holdings, Inc., the Co-Agents listed therein and NationsBank of Texas, N.A., as Agent.

99.1             Press Release dated October 24, 1995.

99.2             Press Release dated November 16, 1995.






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SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

                                       UNION TEXAS PETROLEUM
                                         HOLDINGS, INC.



                                       By:  /s/ Newton W. Wilson, III
                                            -----------------------------------
                                       Newton W. Wilson, III
                                       General Counsel,
                                       Vice President-Administration
                                       and Secretary

Date: November 17, 1995








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                               INDEX TO EXHIBITS

Number               Description
------               -----------

4.1 Supplement dated November 7, 1995 to Indenture dated as of November 15, 1992, for 8.25% Senior Notes due 1999, between Union Texas Petroleum Holdings, Inc., the Subsidiaries named therein and State Street Bank and Trust Company.

4.2 Supplement dated November 7, 1995 to Indenture dated as of March 15, 1995, for Senior Debt Securities between Union Texas Petroleum Holdings, Inc., the Subsidiaries named therein and The First National Bank of Chicago.

10.1 Fifth Amendment Agreement dated as of November 3, 1995, to the Amended and Restated Credit Agreement dated as of May 13, 1994, as amended, among Union Texas Petroleum Holdings, Inc., the Banks and Co-Agents listed therein, and NationsBank of Texas, N.A., as Agent.

10.2 Second Amendment Agreement dated as of November 3, 1995, to the Credit Agreement dated as of April 24, 1995, as amended, among Union Texas Petroleum Holdings, Inc., the Banks and Co-Agents listed therein, and NationsBank of Texas, N.A., as Agent.

10.3 First Amendment Agreement dated as of November 3, 1995, to the Credit Agreement dated as of June 30, 1995 among Union Texas Petroleum Holdings, Inc., the Co-Agents listed therein and NationsBank of Texas, N.A., as Agent.

99.1                 Press Release dated October 24, 1995.

99.2                 Press Release dated November 16, 1995.